UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
July 9, 2026
(Date of Report)
(Date of earliest event reported)
JOHN WILEY & SONS, INC.
(Exact name of registrant as specified in its charter)
New York
(State or other jurisdiction of incorporation)

001-11507	13-5593032

(Commission File Number)	(IRS Employer Identification No.)
111 River Street, Hoboken New Jersey	07030

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code:	(201) 748-6000

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $1.00 per share	WLY	New York Stock Exchange
Class B Common Stock, par value $1.00 per share	WLYB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 9, 2026, John Wiley & Sons, Inc. (the "Company") the Company appointed Frank Scognamiglio as Corporate Vice President, Chief Accounting Officer, to serve as the Company's principal accounting officer, succeeding Christopher Caridi, the Company’s former Chief Accounting Officer.

Mr. Scognamiglio, age 52, has served as the Company’s Corporate Vice President, Global Controller since April 2025. Prior to that, he served as the Company’s Corporate Vice President, Global Financial Shared Services. There are no family relationships between Mr. Scognamiglio and any director or executive officer of the Company required to be disclosed under Item 401(d) of Regulation S-K. There are no transactions between Mr. Scognamiglio and the Company that would require disclosure under Item 404(a) of Regulation S-K.

In connection with his appointment, Mr. Scognamiglio will receive an annual base salary of $340,000, and will be eligible for a target annual bonus of 40% of his base salary under the Wiley Annual Incentive Plan. Mr. Scognamiglio will also receive an award of restricted share units under the Company's 2022 Omnibus Stock Plan and Long-Term Incentive Plan, calculated based on a grant value of $100,000 divided by the trailing ten-day closing price of the Company's common stock as of the September 17, 2026 grant date, vesting in three equal annual installments on June 30, 2027, 2028, and 2029. There is no arrangement or understanding between Mr. Scognamiglio and any other person pursuant to which he was appointed as an officer of the Company.

Mr. Caridi will remain with the Company as Senior Vice President, Business Transformation through his expected retirement on April 30, 2027 and will assist with the transition of his prior responsibilities to Mr. Scognamiglio.

Item 9.01. Financial Statements and Exhibits.
Exhibit No. Description
104 - Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JOHN WILEY & SONS, INC.
(Registrant)

By	/s/ Matthew S. Kissner
Matthew S. Kissner
President and Chief Executive Officer

Dated: July 9, 2026